Exhibit 10.10

EXECUTION VERSION

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”) is entered into as of the 17th day of December, 2024, between 21Shares XRP Trust, a Delaware statutory trust organized and existing under the laws of Delaware (the “Trust”), and Ripple Markets Inc., a corporation incorporated and existing under the laws of Delaware (the “Purchaser”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

I. PURCHASE AND SALE OF THE SHARES

(1) SALE AND ISSUANCE OF SHARES. Subject to the terms and conditions of this Agreement, the Trust agrees to sell to the Purchaser, and the Purchaser agrees to purchase from the Trust, 10,000,000 shares of beneficial interest (the “Shares”), representing fractional undivided beneficial interests in the net assets of the Trust (the “Beneficial Interests”), for an aggregate purchase price of 100,000,000 units of XRP (the “Consideration”).

(2) CLOSING; DELIVERY.

(i) The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures on the date hereof, or at such other time and place as the Trust and the Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Closing”).

(ii) At the Closing, the Purchaser shall deliver to the Trust the Consideration to the wallet address identified by the Trust in writing no later than three business days prior to the Closing in exchange for the Shares being purchased by such Purchaser. The Trust agrees to reasonably cooperate with the Purchaser to execute one or more test transactions to the wallet address identified by the Trust.

(iii) At the Closing, the Trust shall (a) deliver to each Purchaser the Shares being purchased by such Purchaser after receipt of payment of the Consideration and (b) make a corresponding book entry notation on the books of the Trust representing the Purchaser’s purchase of the Shares.

II.REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER. The Purchaser hereby represents and warrants to, and covenants for the benefit of, the Trust that:

(1) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made by the Trust with the Purchaser in reliance upon the Purchaser’s representation to the Trust, which by the Purchaser’s execution of this Agreement the Purchaser hereby confirms, that the Shares are being acquired for investment for the Purchaser’s own account, and not as a nominee or agent and not with a view to the resale or distribution by the Purchaser of any of the Shares, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Shares, in either case in violation of any securities registration requirement under applicable law, but subject nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.

The Trust represents the following, to the best of its knowledge:

(i) Each of the Shares shall be duly and validly authorized and, when issued and delivered against payment therefor at the Closing, will be duly and validly issued and fully paid and non-assessable and as of the time of payment of the Consideration by the Purchaser will conform in all material respects to the description of the Shares contained in the Prospectus; and

(ii) The issuance and sale of the Shares by the Trust and the compliance by 21Shares US LLC, a limited liability company organized and existing under the laws of Delaware and the sponsor of the Trust (the “Sponsor”), and the Trust with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Sponsor or the Trust is a party or by which the Sponsor, or the Trust is bound or to which any of the property or assets of the Sponsor or the Trust is subject, except where such conflict, breach or violation, as the case may be, would not have a material adverse effect on the ability of the Sponsor or the Trust to perform its obligations under this Agreement, nor will such action result in any violation of the provisions of the constitutive documents of the Sponsor, the Trust, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Sponsor, or the Trust or any of their respective properties, except where such violation would not have a material adverse effect on the ability of the Sponsor to perform its obligations under this Agreement; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares hereunder or the consummation by the Sponsor or the Trust of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as may be required under the rules of the Financial Industry Regulatory Authority, state securities, commodities or Blue Sky laws in connection with the purchase and distribution by the Purchaser of the Shares.

The Purchaser agrees that any sale of Shares must be effected in a manner consistent with this Subscription Agreement (including, for the avoidance of doubt, the consent of the Sponsor when applicable), all applicable laws, any plan of distribution contained in any prospectus and that it shall deliver a prospectus with any such sales when required by law.

By executing this Agreement, the Purchaser further represents that the Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares.

(2) AUTHORIZATION. The Purchaser has full power, legal capacity and authority to enter into and perform the Purchaser’s obligations under this Agreement, and no approvals or consent of any governmental or regulatory authority or other persons is necessary in connection herewith. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

(3) INVESTMENT EXPERIENCE. The Purchaser acknowledges that it (a) can bear the economic risk of the investment for an indefinite period of time, (b) is a sophisticated entity familiar with transactions similar to those contemplated by this Agreement and has such knowledge and experience in financial and business matters (and particularly in the business in which the Trust operates) as to be capable of evaluating the merits and risks of the investment in the Shares, (c) has adequate information concerning the business and financial condition of the Trust to make an informed decision regarding the purchase of the Shares, (d) has negotiated this Agreement on an arm’s-length basis and has had an opportunity to consult with its legal, tax and financial advisors concerning this Agreement and its subject matter and (e) has independently and without reliance upon the Trust, and based on such information and the advice of such advisors as the Purchaser has deemed appropriate, made its own analysis and decision to enter into this Agreement. The Purchaser acknowledges that neither the Trust nor any of the Trust’s affiliates is acting as a fiduciary or financial or investment adviser to the Purchaser, and none of such persons has given the Purchaser any investment advice, opinion or other information on whether the purchase of the Shares is prudent. The Purchaser further acknowledges and agrees that (i) the Trust currently may have, and later may come into possession of, material non-public information with respect to the Trust that is not currently known to the Trust and that may be material to a decision to sell the Shares (“Excluded Information”), (ii) the Purchaser has determined to acquire the Shares notwithstanding that such Excluded Information may exist and may not have been disclosed by the Trust to the Purchaser, (iii) the price for the Shares may significantly appreciate or depreciate over time and by agreeing to sell the Shares to the Purchaser pursuant to this Agreement, the Trust is giving up the opportunity to sell the Shares at a higher price in the future and (iv) the Trust shall have no liability to the Purchaser, and the Purchaser to the fullest extent of the law waives and releases any claims, whether known or unknown, that it might have against the Trust (or its affiliates or agents), whether under applicable securities laws or otherwise, with respect to the nondisclosure of the Excluded Information in connection with the sale of the Shares and the transactions contemplated by this Agreement. The Purchaser is fully aware of (i) the lack of liquidity of the Shares and the restrictions on transferability of the Shares, (ii) the tax consequences of acquiring the Shares and (iii) the speculative nature of the Shares. The Purchaser is an “accredited investor” as defined under the Securities Act of 1933, as amended (the “1933 Act”). The Purchaser further represents and warrants that it will complete and return the investor questionnaire attached hereto as Exhibit B, in full and provide accurate and truthful information therein at or prior to Closing.

(4) RESTRICTED SECURITIES. The Purchaser understands that the Shares are characterized as “restricted securities” under the United States securities laws inasmuch as they are being acquired from the Trust in a transaction not involving a public offering (and may bear a legend to that effect) and that under such laws and applicable regulations the Purchaser must hold the Shares unless the Shares are registered with the Securities and Exchange Commission and qualified by state authorities, an exemption from such registration and qualification requirements is available or as may be otherwise permitted by applicable United States securities laws. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the resale limitations imposed by the 1933 Act, and existing resale limitations and holding periods for the Shares imposed by Rule 144 under the 1933 Act, some of which are outside of the Purchaser’s control.

(5) RELIANCE ON REPRESENTATIONS, WARRANTIES AND COVENANTS. The Purchaser understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and any applicable state securities laws, and that the Trust is relying in part upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

(6) TITLE OF ASSETS. The Purchaser has valid title to the Consideration and such assets are or as of the Closing shall be held free and clear of all pledges, liens, mortgages, charges, encumbrances, hypothecations, options, rights of first refusal, rights of first offer and security interests of any kind or nature whatsoever (collectively, “Liens”). Upon consummation of the transactions contemplated hereby and receipt of all necessary consents, the Purchaser will have assigned, transferred and conveyed to the Trust, directly or indirectly, good, valid and marketable title to the Consideration, free and clear of all Liens.

(7) LITIGATION. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a violation or breach by the Purchaser of, or constitute a default by the Purchaser under, any applicable law, rule or regulation, any provision of its organizational documents or any agreement, instrument, decree, judgment or order to which the Purchaser is a party or by which the Purchaser may be bound which would have a material adverse effect on the ability of the Purchaser to comply with or perform any of its obligations under this Agreement. There is no action, suit, proceeding or investigation pending against the Purchaser or, to the Purchaser’s knowledge, currently threatened that questions the validity of this Agreement, or the right of the Purchaser to enter into this Agreement or to consummate the transaction contemplated hereby or that would otherwise have a material adverse effect on the ability of the Purchaser to comply with or perform any of its obligations under this Agreement.

(8) TAX MATTERS. The Purchaser has filed or caused to be filed on a timely basis all tax returns and all reports with respect to taxes that are or were required to be filed pursuant to applicable law with respect to the ownership of the Consideration. All such tax returns and reports filed by the Purchaser are true, correct and complete in all respects and were prepared in compliance with all applicable laws. The Purchaser has paid, or made provision for the payment of, all filed or required to be filed taxes that have or may have become due for all periods covered by all tax returns filed or required to be filed or otherwise relating to the ownership of the Consideration or pursuant to any assessment received by the Purchaser. The Purchaser has made all withholding of taxes relating to the ownership of the Consideration required to be made under all applicable laws, and the amounts withheld have been properly paid over to the appropriate tax authorities. There are no Liens on the Consideration that arose in connection with any failure (or alleged failure) to pay any tax and no basis exists for assertion of any claims attributable to taxes which, if adversely determined, would result in any such Lien.

(9) SOURCE OF FUNDS. The Purchaser represents that the Consideration to be paid for the Shares pursuant to this Agreement does not derive from activity that is or was contrary to law or from a person or location that is or was the subject of a U.S. embargo or other economic sanction and that the Consideration to be paid for the Shares in accordance with this Agreement will not provide any basis for liability for any person under U.S anti-money laundering laws or economic sanctions laws. The Purchaser represents that neither the Purchaser nor any of its nominees or controlled affiliates is on the specially designated Office of Foreign Assets Control (OFAC) list or similar European Union watch list.

(10) LOCK-UP PERIOD. During the period beginning on and including the Closing, through and including the date that is two (2) years after the Closing (the “Initial Lock-up Period”), the Purchaser will not, without the prior written consent of the Sponsor, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of the Shares it holds (other than transfers to its affiliates with the prior written consent of Sponsor, which consent shall not be unreasonably withheld, delayed or conditioned), nor will the Purchaser seek to have the Trust or the Sponsor redeem the Shares during this time period. Irrespective of whether the Initial Lock-up Period has elapsed or not, once the Trust is first listed on a national securities exchange, the Shares held by the Purchaser or any transferees pursuant to this Section 10 shall remain locked-up for a further period of six (6) months from the date of such listing (together with the Initial Lock-up Period, the “Lock-up Period”). However, under no circumstances shall the Lock-up Period exceed thirty (30) months from the Closing. Following expiration of the Lock-up Period, the Purchaser may, to the extent permitted by applicable laws, be permitted to redeem the Shares (and any additional shares of Beneficial Interest that it hereafter acquires) in accordance with the Amended and Restated Trust Agreement of the Trust, dated December 17, 2024, by and among the Trust, the Sponsor, CSC Delaware Trust Company, as trustee, and the shareholders of the Trust from time to time thereunder, as may be further amended, restated or supplemented.

(11) LEGENDS. It is understood that the certificate evidencing the Shares, if any, shall be subject to the prior review and written consent of the Sponsor and bear all of the legends determined by the Sponsor to be appropriate, including those set forth in clauses (i), (ii) and (iii) below:

(i) “These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Shares under such Act or an opinion of counsel reasonably satisfactory to the Trustee of 21Shares XRP Trust that such registration is not required.”

(ii) Any legend required by the laws of any other applicable jurisdiction.

The Purchaser and the Trust agree that the legends contained in clauses (i) and (ii) above may be removed at a holder’s request when they are no longer necessary to ensure compliance with federal securities laws (as reasonably determined by the Sponsor and following delivery of a legal opinion by the Trust’s counsel that such legend or legends, as applicable, may be removed), following prior written notice and consent of the Trust.

(iii) “These shares are subject to a lock-up period that restricts the transfer, assignment or any other disposition of these shares for a period extending until (a) two (2) years following [Closing date] and (b) up to an additional six (6) months from the date of listing of the common shares of beneficial interest of 21Shares XRP Trust on a national securities exchange. In no event will the lock-up period exceed thirty (30) months from [Closing date]. Further information regarding the lock-up period will be provided by the issuer to the holder hereof upon reasonable written request.”

The Purchaser and the Trust agree that the legend contained in clause (iii) above may be removed at a holder’s request when the Lock-up Period expires.

III. MISCELLANEOUS.

(1) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into a registration rights agreement, substantially in the form attached hereto as Exhibit A, at or prior to Closing.

(2) COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may be delivered by e-mail, facsimile or other electronic transmission, and e-mail, facsimile or other electronic copies of executed signature pages shall be binding as originals. The Parties hereby consent to the use of electronic signatures (including PDF, DocuSign, Facsimile and others) in connection with the execution of this Agreement, and further agree that electronic signatures to this Agreement and copies of signatures shall be legally binding with the same force and effect as manually executed signatures.

(3) ADVERTISING. Neither party hereto is permitted, without the prior written consent of the Sponsor, to use in advertising, publicity, public communications or otherwise (including, but not limited to, any press releases, sales materials, product literature or websites) the name of the other party or any of its affiliates, or any trade name, trademark, service mark, or logo, or any abbreviation, contraction or simulation thereof owned by the other party or any of its affiliates.

(4) NOTICES. All notices or communications under this Agreement shall be in writing and shall be effective upon personal delivery, or if sent by mail, postage prepaid, or if sent electronically, by facsimile or by overnight courier, and addressed, in each such case, to the address set forth in the books and records of the Trust or such other address as may be specified in writing (including the below for the Trust), of the party to whom such notice is to be given, upon the deposit of such notice in the United States mail, upon transmission and electronic confirmation thereof or upon deposit with a representative of an overnight courier, as the case may be.

All notices that are required to be provided to the Trust shall be sent to:

21SHARES XRP TRUST
c/o 21Shares US LLC, as Sponsor
477 Madison Avenue, 6th Floor
New York, New York 10022
E-mail: legal@21.co

if to the Sponsor, at:

21Shares US LLC

477 Madison Avenue, 6th Floor
New York, New York 10022
E-mail: legal@21.co

if to the Purchaser, at:

Ripple Markets Inc.

600 Battery Street

San Francisco, California 94111

Email: dcreagh@ripple.com

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

21Shares XRP Trust*

21Shares US LLC, as Sponsor of the Trust

By:	/s/ Ophelia Snyder
	Name:	Ophelia Snyder
	Title:	President

*The registrant is a trust, and the undersigned is signing in her capacity as an officer of 21Shares US LLC, the Sponsor of the Trust.

Ripple Markets Inc.

By:	/s/ Brad Awaya
Name:	Brad Awaya
Title:	Treasurer

21Shares US LLC

By:	/s/ Andres Valencia
Name:	Andres Valencia
Title:	Senior Vice President

[Signature Page to Subscription Agreement]

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 17, 2024, between 21Shares XRP Trust, a Delaware statutory trust organized and existing under the laws of Delaware (the “Company”), and Ripple Markets Inc., a corporation incorporated and existing under the laws of Delaware (the “Shareholder”), and (solely with respect to Section 6(a) hereof) 21Shares US LLC, a Delaware limited liability company (the “Sponsor”).

RECITALS

The Shareholder is a holder of 10,000,000 shares (the “Shares”) of beneficial interest, representing fractional undivided beneficial interests in the net assets of the Company (the “Beneficial Interests”). The Company has agreed to provide the registration rights set forth in this Agreement with respect to the Shares.

AGREEMENT

The Company and the Shareholder hereby agree as follows:

Section 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.

“Commission” means the United States Securities and Exchange Commission.

“Effectiveness Period” has the meaning set forth in Section 2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Date” means, following the IPO Effective Date, the date within sixty (60) days of the Shareholder providing a written request to the Sponsor in accordance with Section 7(c) hereof following satisfaction of each of the following condition precedents: (i) the Lock-up Period (as defined in the Subscription Agreement) shall have expired; (ii) the Shareholder reasonably determines, after reasonable inquiry, that no applicable laws, rules or regulations exist providing an exemption from registration requirements or otherwise allowing the Shareholder to sell the Shares without being considered a statutory underwriter selling unregistered shares other than in a resale transaction meeting the conditions in Rule 144; (iii) the Shareholder, in its role as a holder of the Shares, is deemed an “affiliate” of the Company for purposes of Rule 144; and (iv) no authorized participants or other broker-dealers, on the primary or secondary market, are willing or able to fulfill the Shareholder’s redemption requests relating to the Shares.

“Indemnified Party” has the meaning set forth in Section 6(c).

“Indemnifying Party” has the meaning set forth in Section 6(c).

“IPO Effective Date” means the date that the Company’s registration statement on Form S-1 relating to the initial public offering of the Beneficial Interests is declared effective by the Commission.

“Losses” has the meaning set forth in Section 6(a).

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, government entity (or an agency or subdivision thereof), or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, inquiry, notice of violation, investigation, or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened before any court, arbitrator, government or administrative agency or regulatory authority (federal, state, county, local, or foreign).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including pre- and post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) the Shares held by the Shareholder as of the date hereof and (b) any other securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization, merger, exchange, replacement or similar event with respect to the Shares; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Security when: (i) a Registration Statement with respect to the offer and sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (ii) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (iii) such securities shall have ceased to be outstanding; or (iv) such securities may be sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) unless the Shareholder would be deemed an “affiliate” of the issuer of such securities under Rule 144.

“Registration Statement” means any registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to any such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in any such registration statement, but excluding, for the avoidance of doubt, the Company’s registration statement on Form S-1 relating to the initial public offering of the Beneficial Interests.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Sponsor” means 21Shares US LLC, a limited liability company organized and existing under the laws of Delaware and the sponsor of the Company.

“Subscription Agreement” means that certain subscription agreement entered into as of December 17, 2024, between the Company and the Shareholder pursuant to which the Shareholder purchased the Shares.

“Trading Day” means any day on which the Trading Market is open for trading.

“Trading Market” means the principal national securities exchange on which the Beneficial Interests are listed.

Section 2. Resale Registration Statement. The Company agrees to file with the

Commission as soon as reasonably practicable, but in no event later than the Filing Date a Registration Statement on Form S-3 (except if the Company is then ineligible to register for resale the Registrable Securities on Form S-3, such registration shall be on such other form available to register for resale the Registrable Securities as a secondary offering) providing for the resale pursuant to Rule 415(a) from time to time by the Shareholder of any and all Registrable Securities. The Registration Statement shall contain disclosure substantially in the form of the “Plan of Distribution” attached hereto as Annex A and the “Selling Shareholder” section attached hereto as Annex B. Subject to the terms of this Agreement, and unless otherwise agreed between the parties, the Company shall use its commercially reasonable efforts to cause a Registration Statement filed under this Agreement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144 for a period of at least six (6) months, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Shareholder (the “Effectiveness Period”). The Company shall notify the Shareholder via e-mail of the effectiveness of the Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such Registration Statement. The Company shall, by no later than 9:30 a.m. (New York City time) on the second Trading Day after the effective date of such Registration Statement, file a final Prospectus under Rule 424 to be used in connection with the sale or other disposition of the securities covered thereby, and shall provide the Shareholder with a copy of such final Prospectus.

Section 3. Registration Procedures.

In connection with the Company’s registration obligations under Section 2 and Section 4, the Company shall:

(a) Not less than eight (8) Trading Days prior to the filing of a Registration Statement and not less than five (5) Trading Days prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference, but not including any Exchange Act filing), (i) furnish to the Shareholder copies of all such documents proposed to be filed, and (ii) cause its officers and directors, counsel, and independent registered public accountants to respond to such inquiries of the Shareholder as shall be necessary, in the reasonable opinion of counsel to the Shareholder, to conduct a reasonable investigation within the meaning of the Securities Act. The Shareholder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex C (the “Selling Shareholder Questionnaire”) on a date that is not less than ten (10) Trading Days prior to the Filing Date. In addition to the Selling Shareholder Questionnaire, the Shareholder agrees to furnish such other information as shall be reasonably required to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith (subject to any requirement that a post-effective amendment be declared effective by the Commission) as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto, and (iv) comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Shareholder set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) Notify the Shareholder (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than three (3) Trading Days prior to such filing) and (if requested by the Shareholder ) confirm such notice in writing no later than three (3) Trading Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is to be filed (but not including any Exchange Act filing), (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein, including, for the avoidance of doubt, the application of Section 10(a)(3) of the Securities Act, or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development or negotiation or consummation of a transaction with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, that the Company shall make commercially reasonable efforts to inform the Shareholder of the expected timing of the termination of the circumstances that triggered a notice pursuant to clause (vi); provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its subsidiaries.

(d) Use its commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(e) Furnish to the Shareholder, if requested by the Shareholder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by the Shareholder, and all exhibits to the extent reasonably requested by such Shareholder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(f) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Shareholder, in compliance with applicable laws and this Agreement, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(c).

(g) Cooperate with any broker-dealer through which the Shareholder proposes to resell its Registrable Securities in effecting a filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 2310, 5110 or other applicable FINRA Rule, as requested by any Shareholder.

(h) Prior to any resale of Registrable Securities by the Shareholder, use its reasonable efforts to register or qualify or cooperate with the Shareholder in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Shareholder under the securities or Blue Sky laws of such jurisdictions within the United States, to the extent applicable to the Registrable Securities and as the Shareholder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement, provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(i) If requested by the Shareholder, cooperate with the Shareholder to facilitate the timely preparation and delivery of certificates (or evidence of book entry transfer) representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates (or evidence of book entry transfer) shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as the Shareholder may request.

(j) Otherwise use reasonable best efforts to comply with all applicable rules and regulations of the Commission under the Securities Act, including, without limitation, Rule 172 under the Securities Act; file any final Prospectus, including any supplement or amendment thereof, with the Commission pursuant to Rule 424; promptly inform the Shareholder in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, a Shareholder is required to deliver a Prospectus in connection with any disposition of Registrable Securities; and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder.

(k) The Company shall use its commercially reasonable efforts to cause all Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed.

(l) The Company shall permit a representative of the Shareholder and any attorney or accountant retained by the Shareholder or underwriter to participate, at each such person’s own expense in supplying all information reasonably requested by any such representative, attorney or accountant in connection with the Registration.

(m) The Company may require the Shareholder to furnish to the Company a certified statement as to the number of shares of Beneficial Interest beneficially owned by such Shareholder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares.

(n) The Company shall otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Shareholder, in connection with Company’s registration obligations under Section 2 and Section 4.

Section 4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any of the Shares are sold pursuant to a Registration Statement; provided, however, to the extent that such fees and expenses exceed $50,000 in the aggregate, all of such fees and expenses that exceed $50,000 shall be borne by the Shareholder. The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (A) with respect to filings made with the Commission, (B) with respect to filings required to be made with any Trading Market on which the Beneficial Interests then listed for trading and with respect to filings required to be made with the Financial Industry Regulatory Authority Inc. and (C) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company and the Shareholder in writing (including, without limitation, fees and disbursements of counsel for the Company, if applicable, in connection with Blue Sky qualifications or exemptions of the Registrable Securities), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities), (iii) messenger, telephone, and delivery expenses, and (iv) the reasonable fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement (to the extent not covered in the following sentence). The Company and the Shareholder shall each be responsible for the fees and expenses incurred by each respective party to the extent not set forth in the preceding sentence.

Section 5. Facilitation of Transfers. The Company agrees to not unreasonably withhold, condition or delay requests by the Shareholder to facilitate the transfer of all or a portion of the Shareholder’s Registrable Securities provided that such transfer does not conflict with applicable laws, including the Securities Act, or any contractual lock-up agreement applicable to such Shareholder. The Company agrees that the Shareholder and any transferee shall not be required to pay or reimburse any costs, fees, or expenses (including, without limitation, any attorneys’ fees) of the Company in connection with such transfer.

Section 6. Indemnification.

(a) Indemnification by the Sponsor and the Company. Each of the Sponsor and the Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Shareholder of Registrable Securities and its officers, directors, Affiliates, and each Person who controls the Shareholder (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees), and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (2) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law, including, without limitation, any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Shareholder furnished in writing to the Company by such Shareholder expressly for use therein; provided, however, that the Sponsor’s obligations pursuant to this Section 6(a) shall (i) be limited to $200,000 of Losses in the aggregate and (ii) only apply when and if the Shareholder was the sole shareholder of the Company at the time of the events in (1) or (2) that gave rise to the specified Losses. The Sponsor and/or the Company shall notify the Shareholder reasonably promptly of the institution, threat, or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Sponsor or the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by the Shareholder in accordance with Section 7(d).

(b) Indemnification by the Shareholder. The Shareholder, severally and not jointly, shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Company, the Sponsor, each of its directors, officers, Affiliates, and each Person who controls the Company or the Sponsor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), from and against all Losses, as incurred, to the extent arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are contained in any information furnished in writing by the Shareholder to the Company expressly for inclusion therein. In no event shall the liability of the Shareholder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Shareholder in connection with any claim relating to this Section 6 and the amount of any damages the Shareholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by the Shareholder, in the aggregate, upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party, provided that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable to such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

Section 7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by the Shareholder of any of their respective obligations under this Agreement, the Shareholder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and the Shareholder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Shareholder.

(c) Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (1) when delivered by hand (with written confirmation of receipt); (2) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (3) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Trading Day if sent after normal business hours of the recipient; or (4) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective 5 days after delivery of such notice as provided in this Section 7(c).

If to the Company:	21Shares XRP Trust
477 Madison Avenue, 6th Floor
New York, New York 10022
Phone Number: (646) 370-6016
E-mail: legal@21.co
Attention: Head of Legal

with a copy to:

Dechert LLP
Phone Number: (212) 698-3526
E-mail: allison.fumai@dechert.com
Attention: Allison M. Fumai

If to the Shareholder:	Ripple Markets Inc.
600 Battery St., San Francisco, California 94111
E-mail: dcreagh@ripple.com
Attention: Dan Creagh

with a copy to:	Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606
Phone Number: (312) 845-3421
E-mail: audette@chapman.com
Attention: James Audette, Esq.

(d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of such successors and permitted assigns. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of the Shareholder. The Shareholder shall not be permitted to assign any of its rights hereunder.

(e) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Shareholder in this Agreement or otherwise conflicting with the provisions hereof. Neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(f) Execution and Counterparts. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by delivery of a “.pdf” format data file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such “.pdf” signature page were an original thereof.

(g) Governing Law. This Agreement and the rights and duties of the parties hereto hereunder shall be governed by and construed in accordance with laws of the State of Delaware, without giving effect to its principles or rules of conflict of laws to the extent such principles or rules are not mandatorily applicable by statute and would require or permit the application of the laws of another jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in the State of Delaware, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereinafter have to the laying of the venue of any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7(c) shall be deemed effective service of process on such party.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(h) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants, and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(k) In the event that, during the term of this Agreement, the Company provides registration or liquidity rights to another shareholder of the Company more favorable than the rights provided to the Shareholder pursuant to this Agreement, the Company agrees to make such registration or liquidity rights available to the Shareholder on the same terms.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

21Shares XRP Trust

21Shares US LLC, as Sponsor of the Company

By:	/s/ Andres Valencia
	Name:	Andres Valencia
	Title:	Senior Vice President

Ripple Markets Inc.

By:
Name:
Title:

Solely with respect to its obligations under Section 6(a) hereof:

21Shares US LLC

By:	/s/ Andres Valencia
	Name:	Andres Valencia
	Title:	Senior Vice President

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

21Shares XRP Trust

21Shares US LLC, as Sponsor of the Company

By:
	Name:	Ophelia Snyder
	Title:	President

Ripple Markets Inc.

By:	/s/ Brad Awaya
	Name:	Brad Awaya
	Title:	Treasurer

Solely with respect to its obligations under Section 6(a) hereof:

21Shares US LLC

By:
	Name:	Ophelia Snyder
	Title:	President

[Signature Page to Registration Rights Agreement]

Annex A

PLAN OF DISTRIBUTION

The Selling Shareholder (the “Selling Shareholder”) of the securities and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their respective securities covered hereby on the Trading Market or any other stock exchange, market or trading facility on which the securities are traded or in private transactions.

The Selling Shareholder will act independently of 21Shares XRP Trust, a Delaware statutory trust organized and existing under the laws of Delaware and its affiliates (the “Company”) in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or in the over-the-counter market or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. The Selling Shareholder reserves the right to accept and, together with its respective agents, to reject, any proposed purchase of securities to be made directly or through agents. The Selling Shareholder may sell its securities offered by this prospectus on any stock exchange, market or trading facility on which the securities are traded or in private transactions.

The Selling Shareholder may use any one or more of the following methods when selling securities:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

●	block trades in which the broker-dealer will attempt to sell the securities as agent but may position and resell a portion of the block as principal to facilitate the transaction;

●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

●	an exchange distribution in accordance with the rules of the applicable exchange;

●	privately negotiated transactions;

●	in transactions through broker-dealers that agree with the Selling Shareholder to sell a specified number of such securities at a stipulated price per security;

●	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

●	by pledge to secure debts and other obligations;

●	a combination of any such methods of sale;

●	any other method permitted pursuant to applicable law;

●	in distributions to employees, members, limited partners, stockholders or other equityholders of the Selling Shareholder;

●	sales in the over-the-counter market;

●	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

●	through trading plans entered into by the Selling Shareholder pursuant to Rule 10b5-1 under the Exchange Act that are in place at the time of an offering pursuant to this prospectus and any applicable prospectus supplement hereto that provide for periodic sales of their securities on the basis of parameters described in such trading plans; or

●	delayed delivery arrangements.

The Selling Shareholder may also sell securities under Rule 144 or any other exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus, provided they meet the criteria and conform to the requirements of those provisions.

We will bear all reasonable and documents costs, fees and expenses incident to our obligation to register the securities; provided, however, to the extent that such fees and expenses exceed $50,000 in the aggregate, all of such fees and expenses that exceed $50,000 shall be borne by the Selling Shareholder.

We may prepare prospectus supplements for secondary offerings that will disclose the terms of the offering, including the name or names of any dealers or agents, the purchase price of the securities and other items constituting compensation to dealers or agents.

The Selling Shareholder may fix a price or prices of our securities at:

●	fixed prices;

●	market prices prevailing at the time of any sale under this registration statement;

●	prices related to market prices;

●	varying prices determined at the time of sale; or

●	negotiated prices.

The Selling Shareholder may change the price of the securities offered from time to time.

In addition, the Selling Shareholder that is an entity may elect to make an in-kind distribution of securities to its members, partners or stockholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus with a plan of distribution. Such members, partners or stockholders would thereby receive freely tradeable securities pursuant to the distribution through a registration statement. To the extent a distributee is an affiliate of ours (or to the extent otherwise required by law), we may file a prospectus supplement in order to permit the distributees to use the prospectus to resell the securities acquired in the distribution.

With respect to a particular offering of the securities held by the Selling Shareholder, to the extent required, an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement of which this prospectus is part, will be prepared and will set forth the following information:

●	the specific securities to be offered and sold;

●	the names of the Selling Shareholder;

●	respective purchase prices and public offering prices, the proceeds to be received from the sale, if any, and other material terms of the offering;

●	settlement of short sales entered into after the date of this prospectus;

●	the names of any participating agents or broker-dealers; and

●	any applicable commissions, discounts, concessions and other items constituting compensation from the Selling Shareholder.

Broker-dealers engaged by the Selling Shareholder may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Shareholder (or, if any broker-dealer acts as agent for the purchaser of securities, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2121; and in the case of a principal transaction a markup or markdown in compliance with FINRA Rule 2121.

The Selling Shareholder may enter into option or other transactions with broker-dealers or other financial institutions or create one or more derivative securities which require the delivery to such broker-dealer or other financial institution of securities offered by this prospectus, which securities such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Shareholder and any broker-dealers or agents that are involved in selling the securities may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the securities purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

If the Selling Shareholder utilizes a dealer in the sale of the securities in respect of which this prospectus is delivered, the Selling Shareholder will sell those securities to the dealer, as principal. The dealer may then resell those securities to the public at varying prices to be determined by the dealer at the time of resale. The dealers may also be our or the Selling Shareholder’s customers or may engage in transactions with, or perform services for us or the Selling Shareholder in the ordinary course of business.

Offers to purchase securities may be solicited directly by the Selling Shareholder and the sale thereof may be made by the Selling Shareholder directly to institutional investors or others, who may be deemed to be underwriters within the meaning of the Securities Act with respect to any resale thereof. The terms of any such sales will be described in any applicable prospectus supplement relating thereto.

We or the Selling Shareholder may agree to indemnify dealers and agents who participate in the distribution of securities against certain liabilities to which they may become subject in connection with the sale of the securities, including liabilities arising under the Securities Act.

In addition, the Selling Shareholder may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement so indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use the securities pledged by the Selling Shareholder or borrowed from the Selling Shareholder or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions may be an underwriter and, if not identified in this prospectus, will be named in the applicable prospectus supplement (or a post-effective amendment).

In addition, the Selling Shareholder may otherwise loan or pledge securities to a financial institution or other third party that in turn may sell the securities short using this prospectus or an applicable amendment to this prospectus or a prospectus supplement. Such financial institution or other third party may transfer its economic short position to investors in our securities or in connection with a concurrent offering of other securities.

The specific terms of any lock-up provisions in respect of any given offering will be described in any applicable prospectus supplement.

In compliance with the guidelines of FINRA, the aggregate maximum discount, commission, fees or other items constituting underwriting compensation to be received by any FINRA member or independent broker-dealer will not exceed 8% of the gross proceeds of any offering pursuant to this prospectus and any applicable prospectus supplement.

If at the time of any offering made under this prospectus a member of FINRA participating in the offering has a “conflict of interest” as defined in FINRA Rule 5121 (“Rule 5121”), that offering will be conducted in accordance with the relevant provisions of Rule 5121.

The dealers and agents may engage in transactions with us or the Selling Shareholder, or perform services for us or the Selling Shareholder, in the ordinary course of business for which they receive compensation.

We are required to pay certain fees and expenses incurred by us incident to the registration of the securities. We, and in certain situations, 21Shares US LLC, a Delaware limited liability company (the “Sponsor”), have agreed to indemnify the Selling Shareholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act, in accordance with the registration rights agreement, or the Selling Shareholder will be entitled to contribution. We and the Sponsor may be indemnified by the Selling Shareholder against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the Selling Shareholder specifically for use in this prospectus, in accordance with the registration rights agreement, or we may be entitled to contribution.

We agreed to use our commercially reasonable efforts to keep the registration statement of which this prospectus forms a part effective until the earlier of (i) all of the securities have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect or (ii) the date on which the securities may be resold by the Selling Shareholder without registration and without regard to any volume or manner-of-sale limitations by reason of Rule 144, without the requirement for us to be in compliance with the current public information under Rule 144 under the Securities Act or any other rule of similar effect for a period of at least six (6) months. In addition, in certain states, the resale securities covered hereby may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale securities may not simultaneously engage in market making activities with respect to such securities or reference securities for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Shareholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of the shares of our beneficial interests by the Selling Shareholder or any other person. We will make copies of this prospectus available to the Selling Shareholder and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution.

There can be no assurance that the Selling Shareholder will sell any or all of the shares of our beneficial interests registered pursuant to the registration statement, of which this prospectus forms a part.

Annex B

SELLING STOCKHOLDER

The table below lists the selling stockholder and other information regarding the beneficial ownership of the shares of our beneficial interests by the selling stockholder. The second column lists the number of the shares of our beneficial interests beneficially owned by the selling stockholder, based on its ownership of the shares of our beneficial interests as of_______ , 20___.

The third column lists the shares of our beneficial interests being offered by this prospectus by the selling stockholder. The fourth column assumes the sale of all of the shares offered by the selling stockholder pursuant to this prospectus.

The selling stockholder may sell all, some or none of its shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Shares of Beneficial Interest Owned Prior to Offering	Maximum Number of Shares of Beneficial Interest to be Sold Pursuant to this Prospectus	Number of Shares of Beneficial Interest Owned After Offering

Information concerning the Selling Shareholder may change from time to time and any changed information will be set forth in supplements to this prospectus, if and when necessary. No offer or sale under this prospectus may be made by a stockholder unless that Selling Shareholder is listed in the table above, in any supplement to this prospectus or in an amendment to the related registration statement that has become effective. We will supplement or amend this prospectus if applicable to include additional Selling Shareholder upon provision of all required information to us and subject to the terms of any relevant agreement between us and the Selling Shareholder.

The Selling Shareholder is not obligated to sell any of the shares of our securities offered by this prospectus. Because the Selling Shareholder identified in the table above may sell some or all of the shares of our securities owned by it that are included in this prospectus, and no estimate can be given as to the number of securities covered by this prospectus that will be held by the Selling Shareholder.

Annex C

21SHARES XRP TRUST

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of shares of beneficial interests (the “Registrable Securities”) of 21Shares XRP Trust, a Delaware statutory trust organized and existing under the laws of Delaware , a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, Shareholder and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a) Full Legal Name of Selling Shareholder

(b) Full Legal Name of Registered Shareholder (if not the same as (a) above) through which Registrable Securities are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2. Address for Notices to Selling Shareholder (if different from that provided in Section 9(c) of the Registration Rights Agreement):

Telephone:
Fax:
Contact Person:

3. Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes Li                    No Li

(b) If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes Li                    No Li

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an affiliate of a broker-dealer?

Yes Li                    No Li

(d) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes Li                    No Li

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities described in Annex B to the Registration Rights Agreement.

(a) Type and amount of other securities beneficially owned by the Selling Shareholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity shareholders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

with a copy to:

and

Exhibit B

Accredited Investor Questionnaire